UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2024

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
(858)
677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter)
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 7.01.	Regulation FD Disclosure.
On November 6, 2024, Retail Opportunity Investments Corp., a Maryland corporation (the “
Company
”), issued a press release announcing the execution of an Agreement and Plan of Merger (the “
Merger Agreement
”), dated November 6, 2024, by and among the Company, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership, Montana Purchaser LLC, a Delaware limited liability company, Mountain Purchaser LLC, a Delaware limited liability company, Big Sky Purchaser LLC, a Delaware limited liability company, Montana Merger Sub Inc., a Maryland corporation, and Montana Merger Sub II LLC, a Delaware limited liability company, providing for the acquisition of the Company by affiliates of Blackstone Real Estate Partners X L.P., subject to the terms and conditions set forth therein (the “
Merger
”).
A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information required to be reported on Form
8-K
with respect to the Merger Agreement will be filed in a separate Current Report on Form
8-K.
In addition, on November 6, 2024, the Company provided a communication to its employees regarding the proposed Merger. A copy of the employee communication is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information contained in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report and the communication attached as Exhibit 99.2 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report and the communication attached as Exhibit 99.2 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.
ROIC Forward Looking Statements.
This communication includes certain disclosures which contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. When used herein, the words “believes,” “anticipates,” “projects,” “should,” “estimates,” “expects,” “guidance” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the Merger on the anticipated terms and timing, or at all, including the Company’s ability to obtain the required stockholder approval, and the parties’ ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Statements Regarding Forward-Looking Information” and “Risk Factors” in the Company’s most recent Annual Report on Form
10-K,
as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “
SEC
”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.
These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed by the Company with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from what the Company may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of the Company’s forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.
Information regarding such risks and factors is described in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K, which is available at: www.roireit.net.
Important Additional Information and Where to Find It
This communication is being made in connection with the Merger. In connection with the Merger, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Merger with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.roireit.net). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 11250 El Camino Real, Suite 200, San Diego, CA 92130.
Participants in the Solicitation
The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may
obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 6, 2024.

99.2	Communication to Employees

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requi
rem
ents of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Date: November 6, 2024	By:	/s/ Michael B. Haines
	Name:	Michael B. Haines
	Title:	Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
	Name:	Michael B. Haines
	Title:	Chief Financial Officer